UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 19, 2025
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FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)
(415) 616-1000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2025, the board of directors of the Federal Home Loan Bank of San Francisco (the "Bank") appointed Michael S. Hennessy as Executive Vice President and Chief Financial Officer of the Bank, effective April 1, 2025. Upon the effective date of Mr. Hennessy’s appointment, the Bank’s current Chief Financial Officer, Joseph E. Amato, will step down from his role as Chief Financial Officer but remain as the interim Chief Executive Officer and interim President of the Bank.

Mr. Hennessy, age 49, has served in a variety of roles since joining the Bank in 2005, including as Senior Vice President, Finance and Analytics Officer since 2019 and as Vice President, Capital Markets and Treasury from 2015-2019. Before joining the bank, Mr. Hennessy was a vice president in fixed income sales and trading at both Lehman Brothers and Bank of America.

Mr. Hennessy will be an at-will employee of the Bank. Under the terms of his employment, Mr. Hennessy will receive a base annual salary of $460,000. His employment also provides that Mr. Hennessy will be eligible to participate in the Bank’s Executive Incentive Plan, Supplemental Executive Retirement Plan, and Corporate Senior Officer Severance Policy.

Mr. Hennessy has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Hennessy and any of the Bank’s directors or executive officers, and there are no arrangements or understandings between Mr. Hennessy and any other person pursuant to which he was selected as Chief Financial Officer of the Bank.

Item 7.01 Regulation FD Disclosure

On February 25, 2025, the Bank issued a news release announcing the appointment of Michael Hennessy as Chief Financial Officer of the Bank. A copy of the news release is included as Exhibit 99.1 to this report.

The information contained in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit

	99.1	News Release dated February 25, 2025, issued by the Federal Home Loan Bank of San Francisco
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: February 25, 2025	By:	/s/ Joseph E. Amato
Joseph Amato Interim President and Chief Executive Officer